SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 30, 2006

                             J & J SNACK FOODS CORP.

             (Exact name of registrant as specified in its charter)

         New Jersey                  0-14616                  22-1935537
      (State or Other               (Commission            (I.R.S. Employer
Jurisdiction of Organization)        File Number)         Identification No.)


                   6000 Central Highway, Pennsauken, NJ 08109
                   ------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (856) 665-9533

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneouusly satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(_) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

(_) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

(_) Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

(_) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On May 30, 2006, the Company issued a press release announcing it has acquired the SLUSH PUPPIE branded business from Dr Pepper/Seven Up, Inc.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number                         Description of Document
--------------                         -----------------------
99.1                                   Press Release dated May 30, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   J & J SNACK FOODS CORP.

                                   By:   /s/   Gerald B. Shreiber
                                   ------------------------------
                                   Gerald B. Shreiber
                                   President



                                   /s/   Dennis G. Moore
                                   ------------------------------
                                   Dennis G. Moore
                                   Chief Financial Officer

Date: May 30, 2006

                                  EXHIBIT INDEX


Exhibit Number                     Description
--------------                     -----------
99.1                               Press Release dated May 30, 2006